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Exhibit 99.1

        LETTER OF TRANSMITTAL

Offer to Exchange

$400,000,000 8.625% Senior Notes due 2019 for
$400,000,000 8.625% Senior Notes due 2019 that have been registered under the Securities Act

Regal Cinemas Corporation

Pursuant To the Prospectus Dated                                    , 2009

  THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                                    , 2009, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

The Exchange Agent for the Exchange Offer is:

U.S. BANK NATIONAL ASSOCIATION

By Registered & Certified Mail:	Regular Mail or Overnight Courier:
U.S. BANK NATIONAL ASSOCIATION Corporate Trust Services EP-MN-WS3C 60 Livingston Avenue St. Paul, Minnesota 55107-1419	U.S. BANK NATIONAL ASSOCIATION 60 Livingston Avenue St. Paul, Minnesota 55107-1419 Attention: Specialized Finance

In Person by Hand Only:

U.S. BANK NATIONAL ASSOCIATION
60 Livingston Avenue
1st Floor—Bond Drop Window
St. Paul, Minnesota 55107

By Facsimile (for Eligible Institutions only):
(651) 495-8158

For Information or Confirmation by Telephone:
(800) 934-6802

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION TO A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE VALID DELIVERY TO THE EXCHANGE AGENT. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

        The undersigned acknowledges that he or she has received and reviewed the prospectus dated                                    , 2009, (the "Prospectus") of Regal Cinemas Corporation, a Delaware corporation (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange up to $400,000,000 aggregate principal amount of the Company's 8.625% Senior Notes due 2019 (the "Outstanding Notes"), which were not registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal of the Company's 8.625% Senior Notes due 2019 (the "Exchange Notes"), which have been registered under the Securities Act. Capitalized terms used but not defined herein shall have the same meaning given to them in the Prospectus.

        This Letter of Transmittal is to be completed by holders of Outstanding Notes either if Outstanding Notes are to be forwarded herewith or if tenders of Outstanding Notes are to be made by book-entry transfer to an account maintained by U.S. Bank National Association (the "Exchange Agent") at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer—Book-Entry Transfers" in the Prospectus.

        Holders of Outstanding Notes whose certificates (the "Certificates") for such Outstanding Notes are not immediately available or who cannot deliver their Certificates, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, may tender their Outstanding Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer—Guaranteed Delivery Procedures" in the Prospectus.

        DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

        List below the Outstanding Notes of which you are a holder. If the space provided below is inadequate, list the certificate numbers and principal amount on a separate signed schedule and attach that schedule to this Letter of Transmittal. See Instruction 3.

ALL TENDERING HOLDERS COMPLETE THIS SECTION:

Description of Outstanding Notes Tendered

Name(s) and Address(es) for Registered Holder(s) (Fill in, if blank)	Certificate Number(s) (Attach additional list if necessary)*	Principal Amount (Attach additional list if necessary)	Principal Amount Tendered (if less than all)**

Total Amount Tendered:

*
Need not be completed by book-entry holders. Such holders should check the appropriate box below and provide the requested information.

**
Need not be completed if tendering for exchange all Outstanding Notes held. Outstanding Notes may be tendered in whole or in part in initial amounts of $2,000 and integral multiples of $1,000 principal amount. All Outstanding Notes held shall be deemed tendered unless a lesser number is specified in this column. See Instruction 4.

(Boxes Below To Be Checked By Eligible Institutions Only. See Instruction 1)

☐ CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT AT DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Account Number(s):

Transaction Code Number(s):

☐ CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticket Number(s) (if any):

Date of Notice of Guaranteed Delivery:

Institution Which Guaranteed Delivery:

If Guaranteed Delivery is to be made by book-entry transfer:

Name of Tendering Institution:

DTC Account Number(s):

Transaction Code Number(s):

☐ CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED OUTSTANDING NOTES FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

Telephone Number and Contact Person:

Ladies and Gentlemen:

        Upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is hereby acknowledged, and in this Letter of Transmittal, the undersigned hereby tenders to the Company the above described principal amount of the Outstanding Notes in exchange for a like principal amount of the Exchange Notes. Subject to and effective upon the acceptance for exchange of the Outstanding Notes tendered herewith, the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Outstanding Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer and as Trustee under the Indenture dated as of July 15, 2009 (the "Indenture"), for the Outstanding Notes and the Exchange Notes) with respect to the tendered Outstanding Notes, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to: (i) deliver such Outstanding Notes to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to be issued in exchange for such Outstanding Notes; (ii) present Certificates for such Outstanding Notes for transfer, and to transfer such Outstanding Notes on the account books maintained by DTC; and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Outstanding Notes, all in accordance with the terms and conditions of the Exchange Offer.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange and transfer the Outstanding Notes tendered hereby and that, when the same are accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Outstanding Notes tendered hereby are not subject to any adverse claims or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the exchange and transfer of the Outstanding Notes tendered hereby. The undersigned has read and agrees to all of the terms of the Exchange Offer.

        The name(s) and address(es) of the registered holder(s) of the Outstanding Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Outstanding Notes. The Certificate number(s) and the Outstanding Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

        If any tendered Outstanding Notes are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Outstanding Notes than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Outstanding Notes will be returned (or, in the case of Outstanding Notes tendered by book entry transfer, such Outstanding Notes will be credited to an account maintained at DTC), without expense to the tendering holder promptly following the expiration or termination of the Exchange Offer.

        The undersigned understands that tenders of Outstanding Notes pursuant to any one of the procedures described in "The Exchange Offer—How to Tender Outstanding Notes for Exchange" in the Prospectus and in the instructions herein will, upon the Company's acceptance for exchange of such tendered Outstanding Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Outstanding Notes tendered hereby.

        Unless otherwise indicated herein under "Special Registration Instructions" below, the undersigned hereby directs that the Exchange Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Outstanding Notes, that such Exchange Notes be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Outstanding Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Outstanding Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," please deliver Exchange Notes to the undersigned at the address shown below the undersigned's signature.

        By tendering Outstanding Notes and executing this Letter of Transmittal, the undersigned hereby represents and warrants that:

  (i)
  neither the undersigned nor any beneficial owner of the Outstanding Notes (the "Beneficial Owner") is an "affiliate," as such term is defined under Rule 405 under the Securities Act, of the Company, or if the undersigned or Beneficial Owner is an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act, if applicable. Upon request by the Company, the undersigned or Beneficial Owner will deliver to the Company a legal opinion confirming it is not such an affiliate;

  (ii)
  the Exchange Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the undersigned and any Beneficial Owner;

  (iii)
  neither the undersigned nor any Beneficial Owner is engaging in or intends to engage in a distribution of such Exchange Notes;

  (iv)
  neither the undersigned nor any Beneficial owner has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes;

  (v)
  if the undersigned or any Beneficial Owner is a resident of the State of California, it falls under the self-executing institutional investor exemption set forth under Section 25102(i) of the Corporate Securities Law of 1968 and Rules 260.102.10 and 260.105.14 of the California Blue Sky Regulations;

  (vi)
  if the undersigned or any Beneficial Owner is a resident of the Commonwealth of Pennsylvania, it falls under the self-executing institutional investor exemption set forth under Sections 203(c), 102 (d) and (k) of the Pennsylvania Securities Act of 1972, Section 102.111 of the Pennsylvania Blue Sky Regulations and an interpretive opinion dated November 16, 1985;

  (vii)
  the undersigned and each Beneficial Owner acknowledges and agrees that any person who is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or is participating in the Exchange Offer for the purpose of distributing the Exchange Notes, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Exchange Notes or interests therein acquired by such person and cannot rely on the position of the staff of the Securities and Exchange Commission (the "SEC") set forth in certain no-action letters; and

  (viii)
  the undersigned and each Beneficial Owner understands that a secondary resale transaction described in clause (vii) above and any resales of Exchange Notes or interests therein obtained by such holder in exchange for Outstanding Notes or interests therein originally acquired by such holder directly from the Company should be covered by an effective registration statement containing the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the SEC.

        IF AND ONLY IF THE UNDERSIGNED IS UNABLE TO MAKE ALL OF THE REPRESENTATIONS AND WARRANTIES CONTAINED IN (i)-(viii) ABOVE, the undersigned may elect to have its Outstanding Notes registered in a shelf registration described in the Registration Rights Agreement dated as of July 15, 2009, among the Company, the Guarantors (as defined in the Indenture) and Credit Suisse Securities (USA) LLC, as representative of the other initial purchasers (the "Registration Rights Agreement"). Such election may be made by checking the appropriate box under "Special Registration Instructions" on the following page. By making such election, the undersigned agrees, jointly and severally, as a holder of transfer restricted securities participating in a shelf registration, to indemnify and hold harmless the Company, its agents, employees, directors and officers and each Person who controls the Company, within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against any and all losses, claims, damages and liabilities whatsoever (including, without limitation, the reasonable legal and other expenses actually incurred in connection with any suit, action or proceeding or any claim asserted) arising out of or based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the shelf registration statement filed with respect to such Outstanding Notes or the Prospectus or in any amendment thereof or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to the undersigned furnished to the Company in writing by or on behalf of the undersigned expressly for use therein. Any such indemnification shall be governed by the terms and subject to the conditions set forth in the Registration Rights Agreement, including, without limitation, the provisions regarding notice, retention of counsel, contribution and payment of expenses set forth therein. The above summary of the indemnification provisions of the Registration Rights Agreement is not intended to be exhaustive and is qualified in its entirety by reference to the Registration Rights Agreement.

        If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If the undersigned is a broker-dealer and Outstanding Notes held for its own account were not acquired as a result of market-making or other trading activities, such Outstanding Notes cannot be exchanged pursuant to the Exchange Offer.

        All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus and in the instructions contained in this Letter of Transmittal, this tender is irrevocable.

SPECIAL REGISTRATION INSTRUCTIONS (See Instructions 2, 5 and 6)	SPECIAL DELIVERY INSTRUCTIONS (See Instructions 2, 5 and 6)
To be completed ONLY if the Exchange Notes or any Outstanding Notes that are not tendered are to be issued in the name of someone other than the registered holder(s) of the Outstanding Notes whose name(s) appear(s) above.	To be completed ONLY if the Exchange Notes or any Outstanding Notes that are not tendered are to be sent to someone other than the registered holder(s) of the Outstanding Notes whose name(s) appear(s) above, or to such registered holder(s) at an address other than that shown above.
Issue:	Mail:
☐ Outstanding Notes not tendered, to:	☐ Outstanding Notes not tendered, to:
☐ Exchange Notes, to:	☐ Exchange Notes, to:
Name(s)	Name(s)

Address	Address

Telephone Number:	Telephone Number:

(Tax Identification or Social Security Number)	(Tax Identification or Social Security Number)

SIGNATURE

Signature(s) must be guaranteed if required by Instructions 2 and 5. This Letter of Transmittal must be signed by the registered holder(s) exactly as the name(s) appear(s) on Certificate(s) for the Outstanding Notes hereby tendered or on a security position listing, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith, including such opinions of counsel, certifications and other information as may be required by the Company or the Trustee for the Outstanding Notes to comply with the restrictions on transfer applicable to the Outstanding Notes. If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signers full title. See Instructions 2 and 5.

X
X	Signature(s) or Registered Holder(s) or Authorized Signature

Dated:
(Please Type or Print) Name(s):

Title:

Address:	(Including Zip Code)

Area Code and Telephone Number:

Guarantee of Signature(s)
(If required see Instructions 2 and 5)

Signature(s) Guaranteed by an
Eligible Institution:		Date:
Authorized signature

Name of Eligible Institution
Guaranteeing Signature:

Address:

Capacity (full title):

Telephone Number:

INSTRUCTIONS
(Forming part of the terms and conditions of the Exchange Offer)

        1.    Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.    This Letter of Transmittal is to be completed either if (a) Certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer—Book-Entry Transfers" in the Prospectus. Certificates, or timely confirmation of a book-entry transfer of such Outstanding Notes into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. The term "book-entry confirmation" means a timely confirmation of book-entry transfer of Outstanding Notes into the Exchange Agent's account at DTC. Outstanding Notes may be tendered in whole or in part in initial amounts of $2,000 and integral multiples of $1,000 principal amount at maturity.

        The Exchange Agent will make a request to establish an account with respect to the Outstanding Notes at DTC for purposes of the Exchange Offer promptly after the date of the Prospectus. Any financial institution that is a participant in DTC's system may make book-entry delivery of Outstanding Notes by causing DTC to transfer such Outstanding Notes into the Exchange Agent's account at DTC in accordance with DTC's Automated Tender Offer Program ("ATOP") procedures for such transfer. However, although delivery of Outstanding Notes may be effected through book-entry transfer at DTC, an agent's message in connection with book-entry transfer and any other required documents must, in any case, be transmitted to and received by the Exchange Agent at the address set forth herein on or prior to the expiration date of the guaranteed delivery procedures described below and in "The Exchange Offer—Guaranteed Delivery Procedures" section of the Prospectus, and such procedures must be complied with.

        A holder may tender Outstanding Notes that are held through DTC by transmitting its acceptance through ATOP, for which the transaction will be eligible, and DTC will then edit and verify the acceptance and send an agent's message to the Exchange Agent for its acceptance. The term "agent's message" means a message transmitted by DTC to, and received by, the Exchange Agent and forming part of the book-entry confirmation, which states that DTC has received an express acknowledgement from the participant tendering the Outstanding Notes that such participant has received the Letter of Transmittal and agrees to be bound by the terms of the Letter of Transmittal and that the Company may enforce such agreement against such participant. Delivery of an agent's message will also constitute an acknowledgement from the tendering DTC participant that the representations and warranties set forth in this Letter of Transmittal are true and correct.

        Holders who wish to tender their Outstanding Notes and: (i) whose Certificates for such Outstanding Notes are not immediately available; (ii) who cannot deliver their Certificates, this Letter of Transmittal and all other required documents to the Exchange Agent prior to the Expiration Date; or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Outstanding Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth under "The Exchange Offer—Guaranteed Delivery Procedures" in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form accompanying this Letter of Transmittal, must be received by the Exchange Agent prior to the Expiration Date; and (iii) the Certificates (or a book-entry confirmation) representing all tendered Outstanding Notes, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided under "The Exchange Offer—Guaranteed Delivery Procedures" in the Prospectus.

        The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent and must include a guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery. For Outstanding Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a recognized member in good standing of a Medallion Signature Guarantee Program recognized by the Exchange Agent, such as a firm which is a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or certain other eligible institutions.

        THE METHOD OF DELIVERY OF OUTSTANDING NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS ARE AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER, AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY AND PROPER INSURANCE SHOULD BE OBTAINED. NO LETTER OF TRANSMITTAL OR OUTSTANDING NOTES SHOULD BE SENT TO THE COMPANY. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES OR NOMINEES TO EFFECT THESE TRANSACTIONS FOR SUCH HOLDERS.

        The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

        2.    Guarantee of Signatures.    No signature guarantee on this Letter of Transmittal is required if: (i) this Letter of Transmittal is signed by the registered holder (which shall include any participant in DTC whose name appears on a security position listing as the owner of the Outstanding Notes) of Outstanding Notes tendered herewith, unless such holder has completed either the section entitled "Special Registration Instructions" or the section entitled "Special Delivery Instructions" above; or (ii) such Outstanding Notes are tendered for the account of a firm that is an Eligible Institution. In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

        3.    Inadequate Space.    If the space provided in the box captioned "Description of Outstanding Notes Tendered" is inadequate, the Certificate number(s) or the principal amount of Outstanding Notes and any other required information should be listed on a separate signed schedule and attached to this Letter of Transmittal.

        4.    Partial Tenders and Withdrawal Rights.    Tenders of Outstanding Notes will be accepted only in initial amounts of $2,000 and integral multiples of $1,000 principal amount. If less than all the Outstanding Notes evidenced by any Certificate submitted are to be tendered, fill in the principal amount of Outstanding Notes that are to be tendered in the box entitled "Principal Amount Tendered (if less than all)." In such case, new Certificate(s) for the remainder of the Outstanding Notes that were evidenced by the old Certificate(s) will be sent to the tendering holder, unless the appropriate boxes on this Letter of Transmittal are completed, promptly after the Expiration Date. All Outstanding Notes represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

        Except as otherwise provided herein, tenders of Outstanding Notes may be withdrawn at any time prior to the Expiration Date. In order for a withdrawal to be effective, a written, telegraphic or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at its address set forth above prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Outstanding Notes to be withdrawn, the aggregate principal amount of Outstanding Notes to be withdrawn, and (if Certificates for such Outstanding Notes have been tendered) the name of the registered holder of the Outstanding Notes as set forth on the Certificate(s), if different from that of the person who tendered such Outstanding Notes. If Certificates for Outstanding Notes have been delivered or otherwise identified to the Exchange Agent, the notice of withdrawal must specify the serial numbers on the particular Certificates for the Outstanding Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Outstanding Notes tendered for the account of an Eligible Institution. If Outstanding Notes have been tendered pursuant to the procedures for book-entry transfer set forth under "The Exchange Offer—Book-Entry Transfers" in the Prospectus, the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Outstanding Notes and must otherwise comply with the procedures of DTC. Withdrawals of tenders of Outstanding Notes may not be rescinded. Outstanding Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer—How to Tender Outstanding Notes for Exchange."

        All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, which determination shall be final and binding on all parties. Neither the Company, any affiliates of the Company, the Exchange Agent or any other person shall be under any duty to give any notification of any defects or irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Outstanding Notes which have been tendered but that are withdrawn will be returned to the holder thereof promptly after withdrawal.

        5.    Signatures on Letter of Transmittal, Assignments and Endorsements.    If this Letter of Transmittal is signed by the registered holder(s) of the Outstanding Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) or on a security position listing, without alteration, enlargement or any change whatsoever.

        If any of the Outstanding Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

        If any tendered Outstanding Notes are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are names in which Certificates are registered.

        If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company, in its sole discretion, of such persons' authority to so act.

        If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Outstanding Notes listed and transmitted hereby, the Certificate(s) must be endorsed or accompanied by appropriate bond power(s), signed exactly as the name(s) of the registered owner appear(s) on the Certificate(s), and also must be accompanied by such opinions of counsel, certifications and other information as the Company or the Trustee for the Outstanding Notes may require in accordance with the restrictions on transfer applicable to the Outstanding Notes. Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

        6.    Special Registration and Delivery Instructions.    If Exchange Notes or Certificates for Outstanding Notes not exchanged are to be issued in the name of a person other than the signer of this Letter of Transmittal, or are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. In the case of issuance in a different name, the taxpayer identification number of the person named must also be indicated. Holders tendering Outstanding Notes by book-entry transfer may request that Outstanding Notes not exchanged be credited to such account maintained at DTC as such holder may designate. If no such instructions are given, Outstanding Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC.

        7.    Irregularities.    The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Outstanding Notes, which determination shall be final and binding on all parties. The Company reserves the absolute right, in its sole and absolute discretion, to reject any and all tenders determined by it not to be in proper form or the acceptance for exchange of which may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer—Conditions to the Exchange Offer" or any defect or irregularity in any tender of Outstanding Notes of any particular holder whether or not similar defects or irregularities are waived in the case of other holders. The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Outstanding Notes will be deemed to have been validly made until all defects or irregularities with respect to such tender have been cured or waived. Neither the Company, any affiliates of the Company, the Exchange Agent, or any other person shall be under any duty to give any notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification.

        8.    Questions, Requests for Assistance and Additional Copies.    Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth above. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

        9.    Mutilated, Lost, Destroyed or Stolen Certificates.    If any Certificate representing Outstanding Notes has been mutilated, lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing mutilated, lost, destroyed or stolen Certificates have been followed.

        10.    Security Transfer Taxes.    Holders who tender their Outstanding Notes for exchange will not be obligated to pay any transfer taxes in connection therewith, except that if Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Outstanding Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Outstanding Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such transfer tax or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer tax will be billed directly to such tendering holder.

        11.    Tax Identification Number and Backup Withholding.    Federal income tax law generally requires that a holder of Outstanding Notes whose tendered Outstanding Notes are accepted for exchange or such holder's assignee (in either case, the "Payee"), provide the exchange agent (the "Payor") with such Payee's correct Taxpayer Identification Number ("TIN"), which, in the case of a Payee who is an individual, is such Payee's social security number. If the Payor is not provided with the correct TIN or an adequate basis for an exemption, such Payee may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding in an amount equal to 28% of the gross proceeds received pursuant to the Exchange Offer. If withholding results in an overpayment of taxes, a refund may be obtained.

        To prevent backup withholding, each Payee must provide such Payee's correct TIN by completing the "Substitute Form W-9" set forth herein, certifying that the TIN provided is correct (or that such Payee is awaiting a TIN) and that:

  •
  the Payee is exempt from backup withholding;

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  the Payee has not been notified by the Internal Revenue Service that such Payee is subject to backup withholding as a result of a failure to report all interest or dividends; or

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  the Internal Revenue Service has notified the Payee that such Payee is no longer subject to backup withholding.

        If the Payee does not have a TIN, such Payee should consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for instructions on applying for a TIN, write "Applied For" in the space for the TIN in Part 1 of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. If the Payee does not provide such Payee's TIN to the Payor within 60 days, backup withholding will begin and continue until such Payee furnishes such Payee's TIN to the Payor. Note: Writing "Applied For" on the form means that the Payee has already applied for a TIN or that such Payee intends to apply for one in the near future.

        If Outstanding Notes are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

        Exempt Payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Payee must enter its correct TIN in Part I of the Substitute Form W-9, write "Exempt" in Part 2 of such form and sign and date the form. See the W-9 Guidelines for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed Form W-8, "Certificate of Foreign Status," signed under penalty of perjury attesting to such exempt status. Such form may be obtained from the Payor.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF), TOGETHER WITH CERTIFICATES REPRESENTING TENDERED OUTSTANDING NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

PAYOR'S NAME: U.S. BANK NATIONAL ASSOCIATION

FORM W-9 Department of the Treasury Internal Revenue Service Payer's Request for Taxpayer Identification Number (TIN) and Certification	Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW. Part 2—FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING PLEASE WRITE "EXEMPT" HERE (SEE INSTRUCTIONS)
Part 3—CERTIFICATION UNDER PENALTIES OF PERJURY. I CERTIFY THAT (1) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me), and (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.
THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACK-UP WITHHOLDING.

SIGNATURE	DATE

        You must cross out item (2) of Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
WROTE "APPLIED FOR" IN PART 1 OF THE SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

  I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administrative Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a taxpayer identification number to the Payor within 60 days, the Payor is required to withhold 28 percent of all cash payments made to me thereafter until I provide a number.

SIGNATURE	DATE

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28 PERCENT OF ANY CASH PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

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  Exhibit 99.1